EXHIBIT 10.15.1
Citicorp North America, Inc.
450 Mamaroneck Avenue
Harrison, NY 10528
October 16, 2006
Ferro Corporation
1000 Lakeside Avenue
Cleveland, OH 44114
Ferro Electronic Materials, Inc.
1000 Lakeside Avenue
Cleveland, OH 44114
Ferro Finance Corporation
1000 Lakeside Avenue, Suite A
Cleveland, OH 44114
     Re: Amendment No. 1 to Amended and Restated Receivables Purchase Agreement
Ladies and Gentlemen:
          We refer to that certain Amended and Restated Receivables Purchase Agreement, dated as of June 29, 2006 (the “Receivables Agreement”), among Ferro Finance Corporation (the “Seller”), as the Seller, CAFCO, LLC (the “Investor”), as the Investor, Citicorp North America, Inc., as the Agent, Ferro Electronic Materials, Inc. (“FEM”), as an Originator and Ferro Corporation (“Ferro Corp.”), as the Collection Agent and an Originator. Terms not otherwise defined herein shall have the meanings set forth in the Receivables Agreement.
          The parties hereto have agreed that the definition of “Other Approved Jurisdiction” in Section 1.01 of the Receivables Agreement shall hereby be amended by (i) replacing the reference to an “A-” rating by S&P with a reference to a “BBB-” rating and (ii) replacing the reference to an “A3” rating by Moody’s with a reference to a “Baa3” rating.
          Except as herein expressly amended, the Receivables Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. All references to the Receivables Agreement in the Receivables Agreement, the Originator Purchase Agreement and the other Transaction Documents shall mean the Receivables Agreement as amended by this letter agreement, and as hereafter amended, restated, supplemented or modified.
          This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

CITICORP NORTH AMERICA, INC., as Agent
By:
Name:
Title:

AGREED: FERRO FINANCE CORPORATION
By:
Name:
Title:

FERRO ELECTRONIC MATERIALS, INC.
By:
Name:
Title:

FERRO CORPORATION
By:
Name:
Title:

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